================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): October 25, 2005

                         United States Steel Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    1-16811                25-1897152
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

           600 Grant Street, Pittsburgh, PA                    15219-2800
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)

                                 (412) 433-1121
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2005, United States Steel Corporation issued a press release titled "United States Steel Corporation Reports 2005 Third Quarter Results." The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           99.1 Press Release dated October 25, 2005, titled "United States Steel Corporation Reports 2005 Third Quarter Results," together with related unaudited financial information and statistics.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITED STATES STEEL CORPORATION

                                                By   /s/ Larry G. Schultz
                                                     --------------------------
                                                     Larry G. Schultz
                                                     Vice President & Controller

Dated: October 25, 2005